(Loss) Earnings per Share (Tables)	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Schedule of Calculation of Both Basic and Diluted Earnings (Loss) Per Share
The calculation of both basic and diluted (loss) earnings per share for the periods indicated below was as follows (in thousands, except per share data):

	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019
Basic and diluted (loss) earnings per share:
Net (loss) income	$(782,028)	$(298)	$9,749
Less: Net (loss) income attributable to non-controlling interest	(3,700)	5,073	4,400
Less: Income allocated to participating securities	—	—	535

(Loss) income available to common stockholders	$(778,328)	$(5,371)	$4,814

Weighted average shares outstanding (1)	165,805	128,286	128,286

Basic and diluted (loss) earnings per share	$(4.69)	$(0.04)	$0.04

(1)
The weighted-average number of shares outstanding in periods presented prior to the closing of the Business Combination has been retrospectively adjusted based on the exchange ratio established through the transaction.

Schedule of Antidilutive Securities Excluded From Computation of Diluted Shares Outstanding
For the periods presented, the following securities were not required to be included in the computation of diluted shares outstanding, as their impact would have been anti-dilutive. Figures presented are based on the number of underlying Class A common shares following the Business Combination (in thousands):

	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019
Warrants	9,867	—	—
Restricted shares (1)	1,323	—	—
Stock options	775	—	—
RSUs	404	—	—
RSAs	448	—	—

Total	12,817	—	—

(1)
Represents a portion of the 2.0 million restricted shares distributed following the Business Combination to holders of unvested Incentive Common Units under the Wilco Acquisition, LP 2016 Equity Incentive Plan. Refer to Note 10—
Share-Based Compensation
for further details.